SECTION 906 CERTIFICATION

        CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

      TAX EXEMPT LONG-TERM FUND            FLORIDA TAX-FREE INCOME FUND
      TAX EXEMPT LONG-TERM FUND            FLORIDA TAX-FREE MONEY MARKET FUND
         ADVISER SHARES                    CALIFORNIA BOND FUND
      TAX EXEMPT SHORT-TERM FUND           CALIFORNIA BOND FUND ADVISER SHARES
      TAX EXEMPT SHORT-TERM FUND           CALIFORNIA MONEY MARKET FUND
         ADVISER SHARES                    NEW YORK BOND FUND
      TAX EXEMPT INTERMEDIATE-TERM FUND    NEW YORK BOND FUND ADVISER SHARES
      TAX EXEMPT INTERMEDIATE-TERM FUND    NEW YORK MONEY MARKET FUND
         ADVISER SHARES                    VIRGINIA BOND FUND
      TAX EXEMPT MONEY MARKET FUND         VIRGINIA BOND FUND ADVISER SHARES
                                           VIRGINIA MONEY MARKET FUND



In connection with the Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended September 30, 2011, the undersigned hereby certifies, that:

  1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:   11/28/2011              /S/ CHRISTOPHER W. CLAUS
      ________________          ___________________________________
                                Christopher W. Claus
                                President

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                     SECTION 906 CERTIFICATION

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

      TAX EXEMPT LONG-TERM FUND            FLORIDA TAX-FREE INCOME FUND
      TAX EXEMPT LONG-TERM FUND            FLORIDA TAX-FREE MONEY MARKET FUND
         ADVISER SHARES                    CALIFORNIA BOND FUND
      TAX EXEMPT SHORT-TERM FUND           CALIFORNIA BOND FUND ADVISER SHARES
      TAX EXEMPT SHORT-TERM FUND           CALIFORNIA MONEY MARKET FUND
         ADVISER SHARES                    NEW YORK BOND FUND
      TAX EXEMPT INTERMEDIATE-TERM FUND    NEW YORK BOND FUND ADVISER SHARES
      TAX EXEMPT INTERMEDIATE-TERM FUND    NEW YORK MONEY MARKET FUND
         ADVISER SHARES                    VIRGINIA BOND FUND
      TAX EXEMPT MONEY MARKET FUND         VIRGINIA BOND FUND ADVISER SHARES
                                           VIRGINIA MONEY MARKET FUND



In connection with the Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended September 30, 2011, the undersigned hereby certifies, that:

  1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:   11/28/2011                 /S/ ROBERTO GALINDO, JR.
       ________________           __________________________________
                                  Roberto Galindo, Jr.
                                  Treasurer